Oak Ridge Growth Opportunity Fund
Class A
(Ticker Symbol: OGOAX)
Class I
(Ticker Symbol: OGOIX)
A series of Investment Managers Series Trust (the “Trust”)

Supplement dated September 23, 2016 to the
Summary Prospectus dated October 7, 2015, and
Prospectus and Statement of Additional Information, dated September 30, 2015, as supplemented

The Board of Trustees of the Trust has approved a Plan of Liquidation for the Oak Ridge Growth Opportunity Fund (the “Fund”) which authorizes the termination, liquidation and dissolution of the Fund. In order to perform such liquidation, effective immediately the Fund is closed to all new investment.

The Fund will be liquidated on or about October 24, 2016 (the “Liquidation Date”), and shareholders may redeem their shares until the Liquidation Date. On or promptly after the Liquidation Date, the Fund will make a liquidating distribution to its remaining shareholders equal to each shareholder’s proportionate interest in the net assets of the Fund, in complete redemption and cancellation of the Fund’s shares held by the shareholder, and the Fund will be dissolved.

In anticipation of the liquidation of the Fund, Oak Ridge Investments, LLC, the Fund’s advisor, may manage the Fund in a manner intended to facilitate its orderly liquidation, such as by raising cash or making investments in other highly liquid assets. As a result, during this time, all or a portion of the Fund may not be invested in a manner consistent with its stated investment strategies, which may prevent the Fund from achieving its investment objective.

Please contact the Fund at 1-855-551-5521 if you have any questions or need assistance.

Please file this Supplement with your records.